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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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      Date of Report (Date of earliest event reported): September 30, 2002

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                        000-21642              35-1617970
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
   of incorporation)                                    Identification Number)


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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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


ITEM 5. OTHER EVENTS

Attached  hereto,  and  incorporated  herein by  reference in its  entirety,  as
Exhibit 99.1 is a copy of a press release announcing ATA received conditional approval of Air Transportation Stabilization Board federal loan guarantee of $148.5 million.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

99.1 Press Release dated September 27, 2002.

ITEM 9. REGULATION FD DISCLOSURE

The following press release contains forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting the Company's business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectations or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon circumstances.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATA Holdings Corp.

Date: September 30, 2002                  By: /s/ Kenneth K. Wolff

                                          Name: Kenneth K. Wolff
                                          Title: Executive Vice President & CFO

                                  EXHIBIT INDEX

                     Exhibit No. Description of the Exhibit

99.1     Press Release dated September 27, 2002

            ATA Receives Conditional ATSB Approval of $148.5 Million
                             Federal Loan Guarantee

INDIANAPOLIS, September 27, 2002 - ATA Holdings Corp. (Nasdaq: ATAH), parent company of ATA (American Trans Air, Inc.) today reported that the airline received conditional approval for a $148.5 million federal loan guarantee from the Air Transportation Stabilization Board (ATSB).

"The proceeds of this loan will provide ATA with the necessary liquidity to help weather the industry's downturn," said George Mikelsons, ATA Chairman and CEO. "Now we can continue to execute the tough but achievable business plan that we agreed to with the ATSB: further reducing our costs, completing our fleet modernization and growing our scheduled service product. We are gratified that the ATSB agrees with us regarding the viability of our business model and the potential for future success. Additionally, we are especially pleased that the process our government put in place to assist the airline industry through this difficult period has been so capably administered by the ATSB."

ATA expects to meet the ATSB's conditions and fund the loan in the fourth quarter of 2002.

Now celebrating its 30th year of operation, ATA is the nation's 10th largest passenger carrier based on revenue passenger miles. ATA operates significant scheduled service from Chicago-Midway and Indianapolis to more than 40 business and vacation destinations. To learn more about the company, visit the website at www.ata.com.

Caution Concerning Forward-Looking Statements: This communication contains certain "forward-looking statements". These statements are based on ATA Holdings Corp. management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. More detailed information about those factors is set forth in filings made by ATA Holdings Corp. with the SEC. Except to the extent required under the federal securities laws, ATA Holdings Corp. is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.


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